Exhibit 10.6


6-1162-MMF-084

United Air Lines, Inc.
P.O. Box 66100
Chicago, IL 60666

Subject:      Letter Agreement No. 6-1162-MMF-084 to
              Purchase Agreement   No. 1670 -

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

Reference is made to Purchase Agreement No. 1670 as amended and supplemented, including all letter agreements thereto, the "Purchase Agreement" between The Boeing Company (Boeing) and United Air Lines, Inc.
(Buyer) relating to the sale by Boeing and the purchase by Buyer of new Boeing model 747-400 aircraft.

This letter agreement (Letter Agreement), when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement. If there is any inconsistency between the terms of this Letter
Agreement and the Purchase Agreement, the terms of this Letter Agreement will govern.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       WHEREAS, Supplemental Agreement No. 6 to the
Purchase Agreement, which Buyer and Seller are simultaneously signing and delivering, effects the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT] and acceleration of the delivery of two (2) new Boeing model 747-400 to May and June 1996 (1996 747-400), and

       WHEREAS, in consideration of the purchase of the two (2) new 1996 747-400s by Buyer and Buyer's desire
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT] as discussed herein in paragraph 1 below, for each 747-400
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT] in Supplemental
Agreement No. 6 to the Purchase Agreement,

       NOW, THEREFORE, in consideration of the
foregoing premises and the agreements hereinafter set forth, the parties hereto agree as follows:







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WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]





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WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]




3. Boeing and Buyer agree that the existence and terms of this Letter Agreement are confidential information and each agrees for the benefit of the other that they will treat such information as privileged and confidential and will not, without the prior written consent of the other party, disclose such information to any other party except as may be required by (i) applicable law or governmental regulations or (ii) order of any court or governing agency having jurisdiction. In connection with any such required disclosure, the disclosing party shall request and use its best reasonable efforts to obtain confidential treatment of such information. Each party agrees to reasonably cooperate with the other in making and supporting such request for confidential treatment.




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]




5. This Letter Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any previous proposals, understandings, commitments or representations whatsoever, oral or written. This Letter Agreement shall not be varied except by written agreement of the same or subsequent date signed on behalf of Buyer and Boeing by their respective duly authorized representatives.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By /s/ M. Monica Fix

Its Attorney in Fact


ACCEPTED AND AGREED TO this

Date:_______________, 1995

UNITED AIR LINES, INC.

By /s/ Douglas A. Hacker

Its Senior Vice President - Finance